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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 10, 2004
                                                        ------------------


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-25478                 63-1133624
           --------                   -------                 ----------
(State or other jurisdiction of      (Commission             (IRS Employer
       incorporation)                File Number)            Identification No.)

                 102 South Court Street, Florence, Alabama 35630
                ------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      In accordance with the previously reported plans of First Southern Bancshares, Inc., (the "Company") to pursue a "going private" transaction, on September 10, 2004, the Company entered into an Agreement and Plan of Merger, dated September 10, 2004 (the "Agreement"), with First Southern Merger Corp., a wholly-owned subsidiary of the Company in organization. The purpose of the Agreement is to effect a "going private" transaction that will allow the Company to deregister its shares of common stock, $0.01 par value per share, under the Securities Exchange Act of 1934, as amended. Subject to and in accordance with the terms of the Agreement, holders of less than 2,000 shares of common stock are entitled to receive $1.50 per share in cash and holders of the outstanding shares of the Company's Series A preferred stock, $0.01 par value per share, are entitled to receive $27.25 per share in cash. A copy of the Agreement is filed as Exhibit 2.0 to this report and is incorporated by reference into this Item 1.01.

      Consummation of the "going private" transaction is subject to certain contingencies, including a financing contingency and the approval of the Company's shareholders.

      The Company will file a proxy statement and other relevant documents, including a Schedule 13E-3, concerning the proposed going private transaction with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents that the Company files with the SEC will be available free of charge from the Company,
Attention: Roderick V. Schlosser, Executive Vice President, 102 South Court Street, Florence, AL 35630.

      The directors, executive officers and certain other members of management of the Company may be soliciting proxies in favor of the proposed going private transaction from the Company's shareholders. For information about these directors, executive officers and members of management, please refer to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, which is available at the SEC's website (www.sec.gov) and from the Company at the address provided in the preceding paragraph.

ITEM 8.01  OTHER EVENTS.

      On September 10, 2004, the Company entered into a Reincorporation Agreement, dated September 10, 2004 (the "Reincorporation Agreement"), with F.S. Alabama Corp., a wholly-owned subsidiary of the Company in organization under the laws of the State of Alabama. The purpose of the Reincorporation Agreement is to effect a change in the state of incorporation of the Company from Delaware to Alabama. The Company intends to effect the reincorporation transaction as soon as practicable following the consummation of the "going private" transaction reported in Item 1.01 of this report, subject to the approval of the Company's shareholders. A copy of the Reincorporation Agreement is filed as
Exhibit 2.1 to this report and is incorporated by reference into this Item 8.01.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

      The following exhibits are filed as part of this report:

Exhibit
Number            Description
------            -----------

Exhibit 2.0       Agreement and Plan of Merger, dated September 10, 2004

Exhibit 2.1       Reincorporation Agreement, dated September 10, 2004






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST SOUTHERN BANCSHARES, INC.


Dated:  September 15, 2004          By:   /s/ B. Jack Johnson
                                          -------------------
                                          B. Jack Johnson
                                          President and Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

Exhibit 2.0       Agreement and Plan of Merger, dated September 10, 2004

Exhibit 2.1       Reincorporation Agreement, dated September 10, 2004






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